SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12



                        Century Capital Management Trust
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
   (2) Form, Schedule or Registration Statement No.:
   (3) Filing Party:
   (4) Date Filed:

                                    IMPORTANT
                                 PROXY MATERIALS
                           PLEASE CAST YOUR VOTE NOW!

Dear Fellow Shareholders,

I am writing to let you know that a special meeting of the shareholders of Century Shares Trust and Century Small Cap Select Fund will be held on January 29, 2004. The purpose of the Meeting is to vote on two proposals that affect Century Shares Trust and Century Small Cap Select Fund and your investment in either of these Funds.

As a shareholder you have the opportunity to voice your opinion on these matters. This package contains information about the proposals, as well as materials for voting by mail and instructions regarding any questions you may have. Please read the enclosed materials and cast your vote. Please vote promptly. Your vote is extremely important regardless of how large or small your holdings may be.

Both of the proposals have been carefully reviewed by the Board of Trustees of the Funds. The Trustees, most of whom are not affiliated with Century Capital Management, Inc., the Funds' investment adviser, are responsible for protecting your interests as a shareholder. These Trustees believe these proposals are in the best interests of shareholders and they recommend that you vote for each proposal.

The following Questions & Answers (Q&A) section is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the accompanying Proxy Statement.

Voting is quick and easy. Everything you will require is enclosed. To cast your vote simply complete, sign and return the enclosed proxy card in the enclosed postage prepaid envelope. You may also vote your shares by touchtone phone by calling the number printed on the proxy card via the Internet at the address printed on the proxy card, or by fax at the number printed on the proxy card.

If you have any questions regarding the proxy materials before you vote, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-714-3312. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

                                          Sincerely,

                                          /s/ Allan W. Fulkerson
                                          ----------------------
                                          Allan W. Fulkerson
                                          Chairman of the Board of Trustees

IMPORTANT INFORMATION TO HELP YOU
UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate your trust in Century and look forward to helping you achieve your financial goals.

On what proposals am I being asked to vote?

You are being asked to vote on the following proposals:

     1. To approve a proposed investment advisory agreement between each of Century Shares Trust and Century Small Cap Select Fund (each, a "Fund" and, together, the "Funds") and Century Capital Management, LLC; and

     2. To elect three Trustees to the Board of Trustees of Century Capital Management Trust (the "Trust"), each of whom has been nominated by the Board of Trustees.

What role does the Board of Trustees play?

The Trustees oversee compliance with the investment policies of the Funds. They are experienced executives who have an obligation to serve the best interests of shareholders, including recommending changes to shareholders, such as those proposed in the enclosed proxy statement, that they believe are in the best interests of shareholders. In addition, the Trustees evaluate the Funds' performance, oversee the Funds' activities and fees, and review the Funds' contracts with Century Capital Management, Inc. ("Old CCM") and other service providers.

Does the Board of Trustees recommend each proposal?

Yes, the Board of Trustees unanimously recommends that you vote FOR each proposal.

Why are the investment advisory agreements with Century Capital Management, LLC being proposed? (proposal 1)

The current investment professionals that manage both of the Funds have formed a new company called "Century Capital Management, LLC" ("New CCM"). This firm will be wholly owned by the investment professionals of New CCM. New CCM will acquire substantially all of the assets and assume all of the liabilities of Old CCM and succeed to the business and affairs of Old CCM (the "Transaction"). Allan W. Fulkerson, Old CCM's current President and Director, will serve as a part-time employee of New CCM until December 31, 2004, and then as a consultant to New CCM until December 31, 2010.

It is proposed that New CCM would become investment adviser to each Fund. The Transaction is being treated for purposes of the Investment Company Act of 1940 (the "1940 Act"), which regulates investment companies such as the Trust, as a change in control of Old CCM. The 1940 Act provides that such a change in control constitutes an "assignment" of the current investment advisory agreements, resulting in an automatic termination of the current investment advisory agreements upon the closing of the Transaction. Accordingly, you are being asked to consider and approve a proposed investment advisory agreement for each Fund with New CCM, to take effect as of the closing date of the Transaction.

When is the Transaction expected to occur?

The Transaction is expected to be completed on or about January 30, 2004.

If the proposed investment advisory agreement for my Fund is approved, will my Fund's expenses change?

In short, no. The management fee rates to be paid to New CCM under the proposed investment advisory agreements will be identical to those paid to Old CCM under the current investment advisory agreements; neither Fund will experience an increase in its management fee rate as a result of the Transaction.

How do the proposed investment advisory agreements with New CCM differ from the current investment advisory agreements with Old CCM?

The terms of the proposed investment advisory agreements with New CCM are substantially identical to the terms of the current investment advisory agreements with Old CCM, except for (i) their effective dates; (ii) the parties to such agreements (i.e., the proposed investment advisory agreements are between each Fund and New CCM, rather than between each Fund and Old CCM); and
(iii) certain other conforming changes. Please see Part I of the enclosed Proxy Statement for more information on the terms of the proposed investment advisory agreements.

Why is the Board of Trustees recommending the election of three Trustees? (proposal 2)

In connection with the Transaction, Old CCM and New CCM intend to comply with the safe harbor provided in Section 15(f) of the 1940 Act which permits Old CCM to be paid in the Transaction so long as certain conditions are met. One of these conditions requires that, during the three-year period immediately following the change in control, at least 75% of the Board of Trustees must not be "interested persons" (as defined in the 1940 Act) of Old CCM or New CCM. In order to meet this requirement, it is proposed that Jerrold Mitchell and David
D. Tripple, who are not interested persons of Old CCM, New CCM or the Funds, be elected by shareholders as Trustees of the Trust. If elected, Mr. Mitchell and Mr. Tripple would begin their terms on the date on which the shareholders elect them.

The Board of Trustees has also decided to take this opportunity for Davis R. Fulkerson, an interested Trustee of the Trust, to be elected by shareholders. Mr. Davis Fulkerson has served as a Trustee since September 2000 when he was first elected to the Board by the other Trustees.

Will my Fund pay any fees or expenses in connection with the proxy vote?

No. The cost of soliciting the proxies and the special shareholder meeting will be borne by Old CCM and/or New CCM, and not the Funds.

Will the investment objective, or investment management strategies or style, of my Fund change as a result of the Transaction?

No. The investment objective of each Fund and the investment management strategies and style employed by the investment adviser to each Fund will not change as a result of the Transaction. The same individuals who currently serve on the investment committee of Old CCM that are responsible for managing each Fund's investment portfolio are expected to continue to be responsible for such managing, but as part of New CCM, instead of Old CCM.

How many votes am I entitled to cast as a shareholder?

You are entitled to one vote for each share of your Fund that you owned on the record date. The record date is November 25, 2003.

How do I vote my shares?

You may vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage prepaid envelope. Please be sure to sign the card before mailing it in the postage prepaid envelope. You may also vote your shares by touchtone phone by calling the number printed on the proxy card, via the Internet at the address printed on the proxy card, or by fax at the number printed on the proxy card.

If you have any questions regarding the proposals or how to vote your shares please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-714-3312.

How do I sign my proxy card?

Individual account shareholders should sign exactly as their names appear on the account registration shown on the card. For joint accounts, each owner should sign exactly as their names appear on the account registration shown on the card. If shares are held of record in the name of two or more persons, a proxy card signed by one or more of them will be valid. On all other accounts, the person signing should indicate the capacity in which he or she is signing. For instance, a trustee for a trust should sign as "John Smith, Trustee."

[Century Funds Logo]

                        Century Capital Management Trust
                      c/o Century Capital Management, Inc.
                         100 Federal Street, 29th Floor
                           Boston, Massachusetts 02110

                  -----------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 29, 2004
                  -----------------------------------------------

To Shareholders of Century Capital Management Trust (the "Trust"):

     Notice is hereby given that a special meeting of the shareholders of the Trust (the "Meeting") will be held on January 29, 2004 at the offices of Century Capital Management, Inc., 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, at 11:00 a.m., Eastern Standard Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December 12, 2003:

     1. To approve a new investment advisory agreement between each of the two series of the Trust, Century Shares Trust and Century Small Cap Select Fund (each, a "Fund"), and Century Capital Management, LLC, a newly organized Delaware limited liability company that is acquiring substantially all of the assets, and assuming all of the liabilities, of the Funds' current investment adviser, Century Capital Management, Inc., as discussed in Part I of the accompanying Proxy Statement. (Each investment advisory agreement will be voted on only by shareholders of the relevant Fund.)

     2. To elect three Trustees to the Board of Trustees of the Trust, as discussed in Part II of the accompanying Proxy Statement.

     3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     The Board of Trustees of the Trust has fixed the close of business on November 25, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

     You are cordially invited to attend the Meeting. Whether or not you expect to attend the Meeting, we request that you complete, sign and date the enclosed proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                 By order of the Board of Trustees of the Trust,

                                 Steven Alfano
                                 Secretary

Boston, Massachusetts
December 12, 2003

                          ----------------------------
                                 PROXY STATEMENT
                          ----------------------------

                        Century Capital Management Trust

                      c/o Century Capital Management, Inc.
                         100 Federal Street, 29th Floor
                           Boston, Massachusetts 02110
                          ----------------------------

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 29, 2004

                                  INTRODUCTION

This Proxy Statement is being provided to the shareholders of Century Capital Management Trust, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by the Board of Trustees of the Trust (the "Board" or the "Trustees"). The enclosed proxies are to be used at a special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of Century Capital Management, Inc., 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, on January 29, 2004 at 11:00 a.m., Eastern Standard Time, and any adjournment(s) thereof, for action upon matters set forth in the Notice of the Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about December 12, 2003. Please read this Proxy Statement and keep it for future reference.

The principal executive offices of the Trust are located at 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. The Trust currently consists of two series of shares: the Century Shares Trust and the Century Small Cap Select Fund (each, a "Fund" and, together, the "Funds"). Century Capital Management, Inc. ("Old CCM" or the "Current Adviser") serves as the investment adviser to the Funds.

The only items of business that the Trustees expect will come before the Meeting are: (1) the approval of a new investment advisory agreement for each Fund with Century Capital Management, LLC ("New CCM" or the "New Adviser"), a newly organized Delaware limited liability company that is acquiring substantially all of the assets, and assuming all of the liabilities, of the Current Adviser (Proposal 1), and (2) the election of three Trustees (Proposal 2). For Proposal 1, the shareholders of each Fund will vote separately on their Fund's new investment advisory agreement and, for Proposal 2, the shareholders of both Funds will vote together as a single class on the election of the three nominees for Trustee. This Proxy Statement contains information you should know before voting on the Proposals.

Shareholders of record at the close of business on November 25, 2003 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting and any adjournment(s) thereof. Shareholders of a Fund on the Record Date will be entitled to one vote for each whole share held, on each matter to which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. As of the Record Date, there were issued and outstanding the following number of shares of each class of the Fund:

                                                                 Shares Issued
Name of Fund                                                    and Outstanding
------------                                                    ---------------
Century Shares Trust .......................................        9,609,428
Century Small Cap Select Fund:
 Institutional Class .......................................        2,195,475
 Investor Class ............................................        4,212,097

This solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, facsimile or electronic mail ("e-mail") or by personal interview by officers or other representatives of the Trust, or by representatives of the Current Adviser. In addition, D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005, has been employed, pursuant to its standard contract as proxy solicitor (the "Proxy Solicitor"), to assist the Trust in soliciting proxies for the Meeting. The costs of retaining the Proxy Solicitor, and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by the Current Adviser and/or the New Adviser, and not by the Trust. The Current Adviser and/or the New Adviser will also reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares of the Trust.

     I. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS (PROPOSAL 1)

Overview. Old CCM serves as investment adviser to each Fund pursuant to separate investment advisory agreements entered into by each Fund and Old CCM (each, a "Current Investment Advisory Agreement," and, together, the "Current Investment Advisory Agreements"). Old CCM has been the investment adviser to Century Small Cap Select Fund since that Fund's inception on December 9, 1999 and to Century Shares Trust (and its predecessor) since July 1, 1994. In connection with the transaction contemplated by the asset purchase agreement between New CCM and Old CCM (the "Purchase Agreement"), New CCM is expected to acquire substantially all of the assets, and assume all of the liabilities, of Old CCM (the "Transaction"). Following the closing of the Transaction, New CCM will succeed to the business and affairs of Old CCM. New CCM will be controlled by Davis R. Fulkerson, a Managing Director of Old CCM, and Alexander L. Thorndike, a Managing Director and the Chief Investment Officer (public investments) of Old CCM, each of whom will initially own fifty percent (50%) of the voting securities of New CCM. After the Transaction, the investment committee that currently manages the portfolios of the Funds is expected to continue to consist of Mr. Thorndike and Kevin W. Callahan.

The Transaction is being treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as a change in control of Old CCM. The 1940 Act provides that a change in control constitutes an "assignment" of the Current Investment Advisory Agreements. Such an "assignment" requires the automatic termination of the Current Investment Advisory Agreements as of the closing date of the Transaction (the "Closing Date").

You are now being asked to approve new investment advisory agreements (each, a "New Investment Advisory Agreement," and, together, the "New Investment Advisory Agreements") between your Fund and New CCM, which would become effective upon completion of the Transaction. The management fee rate set forth in each New Investment Advisory Agreement is identical to the fee rate set forth in the corresponding Current Investment Advisory Agreement. As described in greater detail below, all other terms of the New Investment Advisory Agreement for each Fund are substantially identical to such Fund's Current Investment Advisory Agreement with a few noted exceptions. The effect of this Proposal 1 is to permit each Fund to continue to operate, following the Transaction, under an investment advisory arrangement substantially identical to the agreement in effect immediately before the Transaction.

Description of the Current Investment Advisory Agreements. The Current Investment Advisory Agreement of Century Small Cap Select Fund, dated as of December 13, 1999, was approved by the sole initial shareholder of the Fund in connection with the initial organization of the Fund in December 1999. On November 11, 2003, the Trustees unanimously approved the continuation of Century Small Cap Select Fund's Current Investment Advisory Agreement for a one-year period commencing December 13, 2003. The Current Investment Advisory Agreement of Century Shares Trust, dated as of June 29, 2001, was approved by the Fund's shareholders at a special meeting of shareholders held on June 29, 2001 in connection with the reorganization of the Fund from a stand-alone trust to a series of the Trust and a change in the management fee rate. On May 9, 2003, the Trustees unanimously approved the continuation of Century Shares Trust's Current Investment Advisory Agreement for a one-year period commencing June 29, 2003.

For the fiscal year ended October 31, 2003, aggregate management fees (and, in the case of Century Small Cap Select Fund, the aggregate management fees before and after Old CCM's voluntary fee waiver described below in "Description of the New Investment Advisory Agreements -- Description of Terms of Century Small Cap Select Fund's New Investment Advisory Agreement") paid to Old CCM pursuant to the Current Investment Advisory Agreements were as follows:

                                           Gross Fees                            Net Fees
Name of Fund                            (Before Waiver)     Amount Waived     (After Waiver)
------------                            ---------------     -------------     --------------
Century Shares Trust ..................   $2,832,150(1)            N/A                N/A
Century Small Cap Select Fund .........   $  463,757           $70,828           $392,929

----------------
(1) This amount includes not only the management fees of 0.80% of the Fund's average daily net assets paid to Old CCM during the fiscal year ended October 31, 2003 pursuant to the Current Investment Advisory Agreement, but also an additional aggregate fee of 0.15% of the Fund's average daily net assets paid to Old CCM pursuant to a separate administration agreement between the Fund and Old CCM, under which Old CCM provides certain management and administrative services, including providing office space, equipment and facilities, necessary for the operation of the Fund. Of the $2,832,150 aggregate fees paid during the fiscal year ended October 31, 2003, $2,384,968 represents the management fees and $447,182 represents the administration fees paid to Old CCM. Upon completion of the Transaction, the Fund will enter into an administration agreement with New CCM that is substantially identical, including with respect to the administration fee rate paid thereunder, to the current administration agreement between the Fund and Old CCM.

Description of the New Investment Advisory Agreements. In connection with the Transaction, it is proposed that New CCM serve as the investment adviser to each Fund pursuant to a New Investment Advisory Agreement between each Fund and New CCM. The terms of each New Investment Advisory Agreement are substantially identical to the terms of the corresponding Current Investment Advisory Agreements, except for (i) their effective dates; (ii) the parties to such agreements (i.e., the New Investment Advisory Agreements are between each Fund and New CCM, rather than between each Fund and Old CCM); and (iii) certain other conforming changes. No change in the management fee rate for either investment advisory agreement is being proposed.

The next several paragraphs briefly summarize some important provisions of the New Investment Advisory Agreements, but for a complete understanding of each of these agreements you should read the forms of these agreements attached to this Proxy Statement as Exhibit A and Exhibit B. The descriptions of the New Investment Advisory Agreements are qualified in their entirety by the attached forms of agreements.

Each New Investment Advisory Agreement provides that it will continue in effect for an initial period of two years. After that, each agreement will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act) and (ii) by vote of a majority of the Trustees of the Trust who are not parties to the agreement or interested persons of the Trust or New CCM (as defined in the 1940 Act). Each New Investment Advisory Agreement may be terminated, without penalty, by either party with 60 days' prior written notice, including by (i) a vote of the Trustees, (ii) a vote of a majority of the Fund's outstanding voting shares (as defined in the 1940 Act), or (iii) New CCM. Each agreement will terminate automatically upon its assignment (as defined in the 1940 Act).

Description of Terms of Century Shares Trust's New Investment Advisory Agreement. Under the New Investment Advisory Agreement of Century Shares Trust, New CCM will: (i) furnish continuously an investment program for the Fund; (ii) determine, subject to the supervision of the Board of Trustees, what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held in cash; and (iii) make changes in the investments of the Fund as necessary.

In addition, pursuant to the New Investment Advisory Agreement, New CCM will place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by New CCM. See "Other Information -- Brokerage Practices" below for a more complete discussion of New CCM's proposed brokerage practices.

Under the New Investment Advisory Agreement, the monthly management fee, based on the average daily net assets of the Fund, will be paid by the Fund to New CCM as compensation for services rendered under the agreement. The fee rate is identical to the fee rate currently payable by the Fund to Old CCM under its Current Investment Advisory Agreement. The fee rate is as follows:

                                                                 Current Net Assets
                                  Management Fee Rate                  (as of
                                     (annualized)                November 25, 2003)
                                     ------------                ------------------
Century Shares Trust   0.80% of the first $500 million of the       $347,212,697
                       Fund's average daily net assets; and
                       0.70% over $500 million of the
                       Fund's average daily net assets*

----------------
* Upon completion of the Transaction, the Fund will also enter into an administration agreement with New CCM whereby it will pay New CCM a monthly fee at an annual rate of 0.15% of the Fund's average daily net asset value in exchange for certain management and administrative services necessary for the operation of the Fund. This administration agreement will be substantially identical to the current administration agreement between the Fund and Old CCM. The fee rate will be identical to the fee rate paid under the current administration agreement. Based on the Fund's net assets as of November 25, 2003, the combined annualized management fee and administration fee payable to New CCM under the New Investment Advisory Agreement and this administration agreement would be 0.95% of the Fund's average daily net assets. This is the same as the combined fee rate paid to Old CCM under the current agreements during the fiscal year ended October 31, 2003.

The New Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual duties, New CCM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale, or retention of any security on the recommendation of New CCM to the Fund under the New Investment Advisory Agreement.

As noted in the management fee table above, in connection with the completion of the Transaction, the Fund will also enter into a separate administration agreement with New CCM (the "New Administration Agreement"), which will be substantially identical to the current administration agreement, dated as of June 29, 2001, between the Fund and Old CCM (the "Current Administration Agreement"), except with respect to (i) its effective date; (ii) the parties to such agreement (i.e., the New Administration Agreement will be between the Fund and New CCM, rather than between the Fund and Old CCM); and (iii) certain other conforming changes. As noted above, the administration fee rate payable to New CCM under the New Administration Agreement is identical to the fee rate payable to Old CCM under the Current Administration Agreement. The New Administration Agreement will become effective upon completion of the Transaction. If the Transaction is not consummated, the New Administration Agreement will not become effective and the Current Administration Agreement will remain in effect. (You are not being asked to approve the New Administration Agreement. However, the Board of Trustees has approved the terms of the New Administration Agreement at a meeting held by telephone on November 20, 2003, after determining that such agreement was in the best interests of the Fund and its shareholders. In addition, the Trustees expect to approve the New Administration Agreement at an in-person meeting prior to the closing of the Transaction.)

Description of Terms of Century Small Cap Select Fund's New Investment Advisory Agreement. Under the New Investment Advisory Agreement of Century Small Cap Select Fund, New CCM will undertake to act as investment adviser to the Fund and, under the supervision of the Board of Trustees, will invest and reinvest the Fund's property and otherwise direct the investments of the Fund. In addition, under the New Investment Advisory Agreement, New CCM will also perform (or arrange for the performance of), subject to the supervision of the Board of Trustees, the management and administrative services necessary for the operation of the Fund, including providing office space, facilities and equipment, necessary for maintaining the Fund's organization.

In addition, pursuant to the New Investment Advisory Agreement, New CCM will place all orders and negotiate the commissions (if any) for the purchase and sale of portfolio securities for the account of the Fund with brokers, dealers or others selected by New CCM. See "Other Information -- Brokerage Practices" below for a more complete discussion of New CCM's proposed brokerage practices.

Under the New Investment Advisory Agreement, a monthly management fee, based on the average daily net assets of the Fund, will be paid by the Fund to New CCM as compensation for services rendered under the agreement. The fee rate is identical to the fee rate currently payable by the Fund to Old CCM under its Current Investment Advisory Agreement. The fee rate is as follows:

                                                           Current Net Assets
                                   Management Fee Rate           (as of
                                       (annualized)        November 25, 2003)
                                  ---------------------   -------------------
Century Small Cap Select Fund             0.95%               $143,750,727

The New Investment Advisory Agreement provides that, in addition to receiving the monthly management fee, New CCM will be entitled to payment or reimbursement from the Fund for certain other services provided to the Fund, including transfer agency and shareholder services functions, and financial, accounting, administrative and clerical services. With respect to any of these services provided to the Fund, New CCM will be entitled to reimbursement for allocated amounts of salary, payroll tax and personnel benefit payments made by New CCM. This arrangement is identical to the service arrangements under the Current Investment Advisory Agreement.

The New Investment Advisory Agreement also provides that the Fund will pay certain of its other costs not paid by New CCM under the agreement, including without limitation the following: interest and taxes; brokerage commissions; fees and expenses of the Trustees other than those who are employees of New CCM; legal and audit expenses; custodian, accounting and transfer agency fees and expenses; expenses of printing and mailing shareholder reports and other shareholder material; insurance coverage; distribution-related expenses; and non-recurring or extraordinary expenses, including those relating to litigation or proceedings to which the Fund is a party and any related legal obligation that the Fund may have to indemnify its officers and Trustees, as may arise from time to time.

Pursuant to a Fee Waiver and Expense Limitation Agreement, dated December 5, 2002 (the "Fee Waiver Agreement"), Old CCM has voluntarily committed to waive a portion of its management fee for both the Investor Class and Institutional Class of the Fund and to reimburse certain other Fund expenses to the extent necessary that the Fund's net total annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) will not exceed, as a percentage of average daily net assets, 1.80% in the case of the Investor Class and 1.45% in the case of the Institutional Class through February 28, 2004. If the Transaction is completed, New CCM has undertaken to enter into an identical fee waiver arrangement with the Fund. In addition, if the Transaction is completed, it is expected that New CCM would extend the terms of the fee waiver arrangement through February 28, 2005 in connection with the Fund's annual update of its registration statement on or about February 27, 2004.

The New Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual duties, New CCM shall not be liable for any act, omission or mistake of judgment in connection with rendering services to the Fund under the agreement or for any losses that may be sustained by the Fund in the purchase, holding or sale of any security or other investment of the Fund.

Information About the Current Adviser. Century Capital Management, Inc., referred to in this Proxy Statement as "Old CCM" or the "Current Adviser," was organized as a Massachusetts corporation in April 1992 and is located at 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. The following persons are officers and/or directors of the Current Adviser and officers and/or Trustees of the Trust (their positions with the Trust being set forth after their names): Allan W. Fulkerson, Chairman of the Trustees and Trustee; Alexander L. Thorndike, Vice Chairman of the Trustees, Trustee and Chief Investment Officer; Davis R. Fulkerson, Trustee; and Steven Alfano, Secretary and Principal Accounting Officer.

The following table sets forth the names, positions, and principal occupations of the Current Adviser's principal executive officers, directors and other officers. The business address of each person named below is 100 Federal Street, 29th Floor, Boston, Massachusetts 02110.

                              Current Position(s) with
Name                            the Current Adviser         Principal Occupation(s)
----                            -------------------         -----------------------
Allan W. Fulkerson .......... President and Director    Century Capital Management, Inc.
                                                        (Chief Executive Officer)

Steven Alfano ............... Managing Director,        Century Capital Management, Inc.
                              Treasurer and Clerk       (Chief Financial Officer and Chief
                                                        Administrative Officer)

Frank R. Bazos .............. Managing Director         Century Capital Management, Inc.
                                                        (private equity investments)

Paul Berg ................... Managing Director         Century Capital Management, Inc.
                                                        (marketing and sales)

Kevin W. Callahan ........... Managing Director         Century Capital Management, Inc.
                                                        (public investments)

Patrick J. Carolan .......... Managing Director         Century Capital Management, Inc.
                                                        (marketing and sales)

Craig E. Eisenacher ......... Managing Director         Century Capital Management, Inc.
                                                        (private equity investments)

Davis R. Fulkerson .......... Managing Director         Century Capital Management, Inc.
                                                        (private equity investments)

                             Current Position(s) with
Name                           the Current Adviser         Principal Occupation(s)
----                           -------------------         -----------------------
Mark A. MacLennan ...........   Managing Director         Century Capital Management, Inc.
                                                          (private equity investments)

James B. Stradtner ..........   Managing Director         Century Capital Management, Inc.
                                                          (private equity investments)

Alexander L. Thorndike ......   Managing Director         Century Capital Management, Inc.
                                                          (Chief Investment Officer, public
                                                          investments)

The Current Adviser is solely owned by its managing directors and officers. Mr. Allan Fulkerson, Director and President of the Current Adviser, beneficially owns 84% of the outstanding voting securities of the Current Adviser and, accordingly, exercises voting control over the Current Adviser. Mr. Davis Fulkerson, a Managing Director of the Current Adviser, beneficially owns the remaining 16% of the outstanding voting securities of the Current Adviser. Messrs. Allan Fulkerson, Davis Fulkerson and Thorndike also own non-voting shares of the Current Adviser and/or options to acquire non-voting shares of the Current Adviser that are immediately exercisable by the holder.

Since the beginning of the fiscal year ended October 31, 2003, there were no transactions involving a Trustee or nominee for Trustee of the Trust with respect to the purchase or sale of securities of the Current Adviser (other than with respect to the Transaction described in this Proposal 1). However, in October 2003, Judith T. Fulkerson, mother of Davis R. Fulkerson, as Trustee of The Allan W. Fulkerson 1994 Trust for Davis R. Fulkerson and Others, transferred ownership of 201 shares of Class B non-voting shares and 201 shares of Class C voting shares of the Current Adviser from the trust to Mr. Davis Fulkerson individually. This transaction was treated as a re-registration of shares of the Current Adviser and, therefore, no consideration was paid or received.

Description of the Transaction. Pursuant to the terms and conditions of the Purchase Agreement, New CCM will acquire substantially all of the assets, and assume all of the liabilities, of Old CCM for a purchase price of $400,000. Simultaneously with the acquisition of the assets of Old CCM, New CCM will acquire from various entities beneficially owned by Mr. Allan Fulkerson the right to be designated as the successor to Old CCM as the investment adviser to three limited partnerships engaged in private equity investments (Century Capital Partners I, L.P., Century Capital Partners II, L.P. and Century Capital Partners III, L.P.), for a purchase price of $300,000. New CCM will also acquire the right to be designated as the successor to Old CCM as the investment adviser to one limited partnership that takes both long and short positions in publicly traded securities (Sachem Partners, L.P.) through the actions of the general partner of such partnership, which is an affiliate of New CCM. Following the closing of the Transaction and the transfer of Old CCM's rights as the investment adviser to such limited partnerships, New CCM will have succeeded to substantially all of the assets and operations of Old CCM.

As a condition to the closing of the Transaction, New CCM will enter into an employment and consulting agreement with Mr. Allan Fulkerson (the "New CCM Employment and Consulting Agreement"). This agreement will provide for the performance by Mr. Allan Fulkerson of part-time employment services to New CCM commencing on the Closing Date and ending on December 31, 2004 and consulting services to New CCM commencing on January 1, 2005 and ending on December 31, 2010. Pursuant to the terms of the New CCM Employment and Consulting Agreement, New CCM will make payments to Mr. Allan Fulkerson totaling up to approximately $7.2 million, inclusive of potential bonus payments, during the term thereof. The New CCM Employment and Consulting Agreement will also provide for the release by Mr. Allan Fulkerson, on January 1, 2005, of any future obligations for the payment of retirement benefits by the Trust, on behalf of its Century Shares Trust series, under the Supplemental Executive Retirement Plan of Century Shares Trust (the "SERP"), which had previously been assumed by Old CCM (for so long as it continued to serve as investment adviser to the Fund). Pursuant to the SERP, Mr. Allan Fulkerson is entitled to receive certain retirement payments from the Trust, on behalf of its Century Shares Trust series, after termination of his employment as a Trustee of the Trust as a result of retirement, death or disability.

Old CCM has entered into an employment and consulting agreement, dated as of November 24, 2003, with Mr. Allan Fulkerson (the "Old CCM Employment and Consulting Agreement"). At the closing of the Transaction, Mr. Allan Fulkerson will enter into the New CCM Employment and Consulting Agreement with New CCM and the Old CCM Employment and Consulting Agreement will be terminated. The terms of the Old CCM Employment and Consulting Agreement with respect to the part-time employment and consulting services provided by Mr. Allan Fulkerson and the compensation paid to Mr. Allan Fulkerson for providing such services are substantially identical to those of the New CCM Employment and Consulting Agreement, described immediately above.

Old CCM and New CCM have informed the Trust that they anticipate no material changes in the investment objective of either Fund or the investment philosophy, policies or strategies of either Fund as a result of the Transaction. New CCM will continue to operate from the same offices at 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, with the same key personnel providing services to the Funds as before the Closing Date. In particular, the same persons who currently serve on the investment committee of Old CCM that is responsible for the management of the Funds' investments are expected to perform similar functions as officers and/or employees of New CCM following the Closing Date. To this end, New CCM intends to enter into employment agreements with Messrs. Thorndike and Callahan, the current members of the Old CCM investment committee responsible for management of the Funds' investments, and Mr. Davis Fulkerson, a Managing Director of Old CCM, with terms of five years following the Closing Date.

As will be discussed in more detail below in "-- Compliance with Section 15(f) of the 1940 Act," it is expected that Mr. Allan Fulkerson will resign from the Board of Trustees of the Trust and from his current position as Chairman of the Trustees, effective as of the Closing Date and upon completion of the Transaction. At a meeting held on November 20, 2003, the Board appointed Mr. Thorndike, the Trust's current Vice Chairman of the Trustees, to the position of Chairman of the Trustees, effective upon completion of the Transaction and Mr. Allan Fulkerson's resignation.

Information About the New Adviser. Century Capital Management, LLC, referred to in this Proxy Statement as "New CCM" or the "New Adviser," was formed as a Delaware limited liability company on November 10, 2003 and will operate from the same offices at 100 Federal Street, 29th Floor, Boston, Massachusetts 02110 as Old CCM currently occupies. The following persons are officers, directors, and/or members of New CCM and officers and/or Trustees of the Trust (their positions with the Trust being set forth after their names): Alexander L. Thorndike, Vice Chairman of the Trustees, Trustee and Chief Investment Officer; Davis R. Fulkerson, Trustee; and Steven Alfano, Secretary and Principal Accounting Officer.

The following table provides certain information concerning each individual who is expected to serve on the Executive Committee of New CCM and/or act as a principal executive officer or other officer of New CCM. The business address of each person named below is 100 Federal Street, 29th Floor, Boston, Massachusetts 02110.

                                 Expected Position(s) with
Name                                  the New Adviser       Expected Principal Occupation(s)
----                                  ---------------       --------------------------------
Davis R. Fulkerson ............. Managing Partner and       Century Capital Management, LLC
                                 Member of the              (Co-Chief Executive Officer and
                                 Executive Committee        private equity investments)

Alexander L. Thorndike ......... Managing Partner and       Century Capital Management, LLC
                                 Member of the              (Co-Chief Executive Officer and
                                 Executive Committee        Chief Investment Officer, public
                                                            investments)

Steven Alfano .................. Managing Director,         Century Capital Management, LLC
                                 Treasurer and Clerk        (Chief Administrative Officer)

Frank R. Bazos ................. Managing Director          Century Capital Management, LLC
                                                            (private equity investments)

Paul Berg ...................... Managing Director          Century Capital Management, LLC
                                                            (marketing and sales)

Kevin W. Callahan .............. Managing Director          Century Capital Management, LLC
                                                            (public investments)

                              Expected Position(s) with
Name                               the New Adviser       Expected Principal Occupation(s)
----                               ---------------       --------------------------------
Patrick J. Carolan .......... Managing Director          Century Capital Management, LLC
                                                         (marketing and sales)

Craig E. Eisenacher ......... Managing Director          Century Capital Management, LLC
                                                         (private equity investments)

Allan W. Fulkerson .......... Member of the              Century Capital Management, LLC
                              Executive Committee        (private equity investments)

Mark A. MacLennan ........... Managing Director          Century Capital Management, LLC
                                                         (private equity investments)

James B. Stradtner .......... Managing Director          Century Capital Management, LLC
                                                         (private equity investments)

Messrs. Davis Fulkerson and Thorndike will each initially own fifty percent (50%) of the voting securities of New CCM. In addition, Messrs. Davis Fulkerson, Thorndike, Callahan, Frank R. Bazos and Alfano will own non-voting securities of New CCM.

Compliance with Section 15(f) of the 1940 Act. Each of Old CCM and New CCM has informed the Trust that it will work diligently and in good faith with the other to assure compliance with the conditions of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company).

The second condition of Section 15(f) is that, during the three-year period immediately following the change in control, at least 75% of an investment company's board of trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. In order to comply with this provision, the Board is recommending to shareholders the election of two additional Trustees to the Board of Trustees who are not interested persons of either Old CCM or New CCM, as described in
Part II below. It is also expected that Mr. Allan Fulkerson will resign from the Board of Trustees and from his position as Chairman of the Trustees, effective as of the Closing Date and upon completion of the Transaction.

Old CCM expects that the Closing Date of the Transaction will be on or about January 30, 2004. The completion of the Transaction is contingent upon approval of both of the New Investment Advisory Agreements by the Funds' shareholders. The completion of the Transaction is also subject to certain customary closing conditions regarding covenants of the parties; execution of the New CCM Employment and Consulting Agreement; registration by New CCM as an investment adviser under the Investment Advisers Act of 1940, as amended; and New CCM's obtaining certain insurance policies with respect to the continued involvement of Messrs. Davis Fulkerson and Thorndike.

Basis for the Trustees' Recommendations. At a meeting held by telephone on November 20, 2003 (the "Trustees Meeting"), called for the purpose of, among other things, voting on the approval of the New Investment Advisory Agreements, the Trustees of the Trust, including a majority of the non-interested Trustees, voted to approve the New Investment Advisory Agreements, subject to the approval of the shareholders of the Funds, in substantially the forms attached to this Proxy Statement as Exhibit A and Exhibit B. Accordingly, the Trustees unanimously recommend that shareholders vote FOR this Proposal 1.

At the Trustees Meeting, the Trustees gave particular consideration to matters specifically arising in connection with the Transaction. These include the following:

     o the experience and qualifications of the key personnel that New CCM proposes to involve in matters involving the Funds;

     o the fact that substantially all of the key personnel of Old CCM who currently work with the Funds would be employed by New CCM after the Transaction, and that arrangements would be made to ensure their continued employment with New CCM, including employment agreements between New CCM and each of Messrs. Callahan, Davis Fulkerson and Thorndike for terms of five years following the Closing Date;

     o the cash flow and business reputation of Old CCM, which are generally expected to accrue to the benefit of New CCM;

     o the nature and stability of the ownership of New CCM, including the initial controlling ownership by Messrs. Davis Fulkerson and Thorndike of the voting securities of New CCM;

     o the investment approach of New CCM and the fact that the approach is the same as the approach of Old CCM;

     o the stated intention of New CCM that the Transaction will not change the investment approach or process used in managing the Funds;

     o the assurances from New CCM that it will continue the current fee waiver arrangement with respect to the Century Small Cap Select Fund;

     o any conflicts of interest between the other business interests of New CCM and the operations of the Funds, including its other investment products and its own investment programs; and

     o the experience of the key personnel of New CCM in advising and administering mutual funds and similar investment products, including related regulatory or compliance matters.

In determining to approve the New Investment Advisory Agreements at the Trustees Meeting, the Trustees also considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's existing investment advisory agreement as in effect from year to year. In reaching their conclusions, the Trustees took into account all factors that they deemed relevant, including:

     o the terms of the New Investment Advisory Agreements and the fact that these agreements would be substantially similar to the Current Investment Advisory Agreements and would provide for the same services;

     o the investment performance and expense ratio of each Fund, and the investment performance and expense ratios of similar funds;

     o the fact that the management fees that would be paid under each New Investment Advisory Agreement would be unchanged;

     o the nature, quality and extent of the portfolio management and administrative services furnished by Old CCM to the Funds and the fact that New CCM intends to retain the key personnel of Old CCM in providing these same services to the Funds;

     o    the profitability of Old CCM;

     o the fact that the New Investment Advisory Agreements (and in the case of Century Shares Trust, when combined with the New Administration Agreement) would provide for a relatively stable and predictable level of expenses to be borne by shareholders; and

     o the practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the ability of New CCM to pay a broker-dealer which provides brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to New CCM or an affiliate an amount of commission for effecting a portfolio transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting the same transaction only if New CCM determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the broker.

In addition, the Trustees considered that the Purchase Agreement relating to the Transaction provides that Old CCM and New CCM will work together diligently and in good faith to assure compliance with Section 15(f) of the 1940 Act, as described above, with respect to the Transaction.

After carefully considering the information summarized above, the Trustees, including the non-interested Trustees, unanimously voted at the Trustees Meeting to approve the New Investment Advisory Agreements of the Funds, subject to the approval of the shareholders of the Funds, in substantially the forms attached to this Proxy Statement as Exhibit A and Exhibit B. In accordance with the requirements of Section 15(c) of the 1940 Act, the Trustees, including the non-interested Trustees, expect to approve the New Investment Advisory Agreements, in substantially the forms attached to this Proxy Statement as Exhibit A and Exhibit B, at an in-person meeting called for the purpose of, among other things, voting on the approval of the New Investment Advisory Agreements prior to the completion of the Transaction.

Vote Required. Approval of each Fund's New Investment Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. As noted above, the completion of the Transaction is contingent upon approval of both of the New Investment Advisory Agreements by the Funds' shareholders. Therefore, if the shareholders of one Fund approve their Fund's New Investment Advisory Agreement, but the shareholders of the other Fund do not approve their Fund's New Investment Advisory Agreement, the Transaction will not be completed and the Current Investment Advisory Agreements will remain in effect with respect to both Funds. If the Transaction is not completed for any reason, the Trustees will take such further action as they may deem to be in the best interests of the shareholders of each Fund.

                    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                     SHAREHOLDERS VOTE FOR THIS PROPOSAL 1.

                      II. ELECTION OF TRUSTEES (PROPOSAL 2)

Overview. As described in Proposal 1 above, each of Old CCM and New CCM has informed the Trust that it will work with the other diligently and in good faith to assure compliance with the safe harbor provided by Section 15(f) of the 1940 Act, with respect to the Transaction. Also as noted above, the second condition of Section 15(f) requires that, during the three-year period immediately following the change in control, at least 75% of an investment company's board of trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. In order to comply with this provision, the Trustees are proposing to shareholders of the Trust the election of two nominees as Trustees, who are not interested persons of Old CCM, New CCM or the Trust. Furthermore, upon completion of the Transaction, it is expected that Allan W. Fulkerson will resign from the Board of Trustees, as an interested Trustee of the Trust, and from his position as Chairman of the Trustees, effective as of the Closing Date and upon completion of the Transaction.

Shareholder Election of Nominees for Non-Interested Trustee. The nominees for non-interested Trustee of the Trust who are proposed for election at the Meeting are Jerrold Mitchell and David D. Tripple (the "Non-Interested Nominees"). Information about the Non-Interested Nominees, including their ages and principal occupations during the past five years, are set forth in the table immediately below. The Non-Interested Nominees have not previously held positions with the Trust, as Trustees, officers, employees or in any other capacities.

                                                                     Number of
                                                                   Portfolios in
                                                                   Fund Complex        Other
                                                                    Overseen by    Directorships
                                                                  Non-Interested      Held by
Name, Address                  Principal Occupation(s)               Nominee,      Non-Interested
and Age                          During Past 5 Years                if elected        Nominee
-------                          -------------------                ----------        -------
Jerrold Mitchell     Massachusetts Pension Reserves Investment          2               None
28 Old Weston Road   Management Board (investment
Wayland, MA          management), Chief Investment Officer
Age: 64              (since 4/01); Independent investment
                     adviser (since 7/95)

David D. Tripple     Pioneer Investment Management                      2               None
6 Woodbine Road      (investment adviser), a subsidiary of
Belmont, MA          UniCredito Italiano, Chief Executive
Age: 59              Officer and Trustee of all U.S. Pioneer
                     mutual funds (10/00-9/01); The Pioneer
                     Group, Inc. (asset management), Executive
                     Vice President and Member of the Board
                     of Directors (9/98-10/00)

If elected, each Non-Interested Nominee's term of office will be from the date on which the shareholders elected him until his successor is elected and qualified, or until his earlier death, retirement, resignation, incapacity or removal in accordance with the Agreement and Declaration of Trust of the Trust. If elected, however, each Non-Interested Nominee will also be subject to Board's mandatory retirement age policy as a non-interested Trustee of the Trust first elected to the Board after November 1, 2003. This policy is described under the table in "Information Regarding Trustees and Officers."

Each Non-Interested Nominee has agreed to serve as Trustee if elected. Each Non-Interested Nominee, if elected, will hold office regardless of whether or not the Transaction occurs or the shareholders of the Funds approve the New Investment Advisory Agreements. If either Non-Interested Nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for another person in their discretion. In addition, the Trustees may separately elect one or both of the Non-Interested Nominees to the Board of Trustees prior to the Closing Date if permitted by Section 16 of the 1940 Act.

Shareholder Election of Interested Trustee. The Trustees are also proposing to the shareholders of the Trust the election of Davis R. Fulkerson (together with the Non-Interested Nominees, the "Nominees"). Mr. Davis Fulkerson previously was elected as a Trustee in September 2000 by the Board and has served as a Trustee since his election. He has not, however, been elected to the Board by shareholders. Information about Mr. Davis Fulkerson, including his age and principal occupations during the past five years, are set forth in the table below in "Information Regarding Trustees and Officers." If elected, Mr. Davis Fulkerson's term of office will be until his successor is elected and qualified, or until his earlier death, retirement, resignation, incapacity or removal in accordance with the Agreement and Declaration of Trust of the Trust. As an interested Trustee, he will not be subject to the Board's mandatory retirement age policy described under the table in "Information Regarding Trustees and Officers." If Mr. Davis Fulkerson is not elected by the shareholders, he will continue to serve on the Board as a Trustee elected by the Board until his successor is elected and qualified, or until his earlier death, retirement, resignation, incapacity or removal in accordance with the Agreement and Declaration of Trust of the Trust. He is the son of Mr. Allan Fulkerson.

Information Regarding Trustees and Officers. The following table provides information concerning the current Trustees and officers of the Trust. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of the Trustees and officers of the Trust is c/o Century Capital Management, Inc., 100 Federal Street, 29th Floor, Boston, Massachusetts 02110.

                                                                                                    Number of
                                                Term of                                           Portfolios in
                                Position(s)   Office1 and                                         Fund Complex          Other
                                    Held       Length of            Principal Occupation(s)         Overseen        Directorships
Name, Address and Age            with Trust   Time Served             During Past 5 Years          by Trustee      Held by Trustee
---------------------            ----------   -----------             -------------------          ----------      ---------------
Non-Interested Trustees
John E. Beard ................    Trustee      12/99 to      Ropes & Gray LLP, Partner (until          2        The Timberland
 194 Glezen Lane                               Present(2)    12/31/00); of Counsel (thereafter)                 Company; BTU
 Wayland, MA                                                 (attorneys)                                        International, Inc.
 Age: 71

Ernest E. Monrad .............    Trustee      12/99 to      Northeast Investors Trust, Trustee        2        New America High
 50 Congress Street                            Present(2)    (Chairman until 5/00) (investment                  Income Fund;
 Suite 1000                                                  company); Northeast Investors                      Northeast Investors
 Boston, MA                                                  Growth Fund, Chairman, Trustee                     Growth Fund;
 Age: 73                                                     and Assistant Treasurer (investment                Northeast Investors
                                                             company); Northeast Investment                     Trust
                                                             Management, Inc., Vice President
                                                             and Director (investment adviser)

Michael J. Poulos ............    Trustee      12/99 to      Retired                                   2        Technical Olympic
 2727 Allen Parkway, #450                      Present(2)                                                       USA, Inc.
 Houston, TX
 Age: 72

Jerry S. Rosenbloom ..........    Trustee      12/99 to      The Wharton School, University of         2        Harleysville Group,
 3641 Locust Walk                              Present(2)    Pennsylvania, Frederick H. Ecker,                  Inc.; Annuity & Life
 Philadelphia, PA                                            Professor Emeritus of Insurance                    Re (Holdings), Ltd.;
 Age: 64                                                     and Risk Management                                MBIA Municipal
                                                                                                                Bond Fund

                                                                                          Number of
                                            Term of                                     Portfolios in
                             Position(s)  Office1 and                                    Fund Complex          Other
                                Held       Length of       Principal Occupation(s)         Overseen        Directorships
Name, Address and Age        with Trust   Time Served        During Past 5 Years          by Trustee      Held by Trustee
---------------------        ----------   -----------        -------------------          ----------      ---------------
Interested Trustees and Officers
Allan W. Fulkerson(3,4) ..    Trustee      12/99 to    Century Capital Management, Inc.,        2          HCC Insurance
 Age: 70                        and        Present(2)  President and Director(5); CCP                      (Holdings), Inc.;
                              Chairman                 Capital, Inc., President and                        Montpelier Re
                               of the                  Director (management services)(5);                  Holdings Ltd.
                              Trustees                 CCP Capital II, LLC, Managing
                                                       Member (management services)(5);
                                                       CCP Capital III, Inc., Director
                                                       (since 10/01) (management
                                                       services)(5); Massachusetts Fiduciary
                                                       Advisors, Inc., President and
                                                       Director (until 12/00) (investment
                                                       adviser until 12/00)(5)

Davis R. Fulkerson(3,4) ..    Trustee      9/00 to     Century Capital Management, Inc.,        2
 Age: 38                                   Present     Managing Director(5); CCP Capital
                                                       II, LLC, Managing Member
                                                       (management services)(5); CCP
                                                       Capital III, Inc., Director
                                                       (since 10/01) (management
                                                       services)(5); Massachusetts
                                                       Fiduciary Advisors, Inc.,
                                                       Vice President (3/99-12/00)
                                                       (investment adviser until
                                                       12/00)(5)

                                                                                                  Number of
                                                Term of                                         Portfolios in
                               Position(s)    Office1 and                                       Fund Complex        Other
                                   Held        Length of         Principal Occupation(s)          Overseen      Directorships
Name, Address and Age           with Trust    Time Served          During Past 5 Years           by Trustee    Held by Trustee
---------------------           ----------    -----------          -------------------           ----------    ---------------
Alexander L. Thorndike(3)....    Trustee,     12/99 to     Century Capital Management, Inc.,         2
 Age: 37                           Vice       Present,     Managing Director (since 1/99)(5);
                                 Chairman      5/03 to     CCP Capital II, LLC, Managing
                                  of the      Present,     Member (since 9/99) (management
                                 Trustees     and 12/99    services)(5); Sachem Partners, LLC,
                                and Chief    to Present,   manager (since 7/03) (management
                                Investment  respectively   services)(5); William Blair and
                                 Officer                   Company LLC, Analyst (until
                                                           1/99) (broker-dealer)

Steven Alfano ...............   Secretary      9/01 to     Century Capital Management, Inc.,         N/A              N/A
 Age: 45                           and       Present and   Managing Director (since 9/00),
                                Principal     11/02 to     Treasurer and Clerk (since 6/02),
                                Accounting    Present,     Vice President (3/99-9/00),
                                 Officer    respectively   Assistant Vice President
                                                           (10/98-3/99)(5); CCP Capital II,
                                                           LLC, Managing Member (since
                                                           9/99) (management services)(5);
                                                           CCP Capital III, Inc., Secretary
                                                           and Treasurer (since 10/01)
                                                           (management services)(5);
                                                           Massachusetts Fiduciary Advisors,
                                                           Inc., Vice President (3/99-12/00),
                                                           Assistant Vice President (until
                                                           3/99) (investment adviser
                                                           until 12/00)(5)

----------------
(1) The Board has adopted a mandatory retirement age policy for non-interested Trustees, which provides for different retirement ages based upon when a non-interested Trustee was first elected to the Trust. The mandatory retirement age for non-interested Trustees first elected to the Trust on or before September 28, 2000 is the month of July after such non-interested Trustee reaches the age of 75. The mandatory retirement age for non-interested Trustees first elected to the Trust after September 28, 2000 is the month of July after such non-interested Trustee reaches the age of
     72. The mandatory retirement age for any non-interested Trustee first elected to the Trust after November 1, 2003 is the earlier of (i) the month of July after such non-interested Trustee reaches the age of 72 and (ii) the month of July after such non-interested Trustee becomes seven (7) years older than on the day such non-interested Trustee was first elected as Trustee; provided, however, that the seven-year limit of clause (ii) may be extended at any time by unanimous vote of the non-interested Trustees. For interested Trustees, however, there is no mandatory retirement age. The Board may modify these policies from time to time in accordance with the Trust's Agreement and Declaration of Trust.

     All Trustees otherwise continue to serve after election until either their resignation or their removal in accordance with the Trust's Agreement and Declaration of Trust. All officers of the Trust hold office until their successor is elected and qualified to carry out the duties and responsibilities of their office or until they resign or are removed from office.

(2) On July 31, 2001, Century Shares Trust was reorganized from a separate stand-alone trust into a series of the Trust. The former trustees of Century Shares Trust's predecessor continued as Trustees of the Trust. Including service as a trustee of Century Shares Trust's predecessor, Mr. Beard has served for 20 years (since 7/ 1983), Mr. Monrad for 27 years (since 4/1976), Mr. Poulos for 5 years (since 6/ 1998), Mr. Rosenbloom for 5 years (since 4/1998) and Mr. Allan Fulkerson for 34 years (since 1/1969).

(3) Indicates that the Trustee is an interested person of the Trust by virtue of being a director, officer and/or shareholder or member (as applicable) of Old CCM, the Funds' current investment adviser, and/or New CCM, the Funds' proposed investment adviser. Messrs. Allan Fulkerson and Thorndike also are interested persons of the Trust by virtue of being officers of the Trust.

(4)  Mr. Davis Fulkerson is Mr. Allan Fulkerson's son.

(5) Indicates a position with an entity that may be deemed an "affiliated person" (as defined in the 1940 Act) of the Trust or an "affiliated person" of an "affiliated person" of the Trust.

In connection with the Transaction, Messrs. Davis Fulkerson and Thorndike will become managing partners and executive officers of New CCM and will each initially own fifty percent (50%) of the voting securities of New CCM, and it is expected that each will enter into employment agreements with New CCM for a term of five years. In addition, in connection with the Transaction, Mr. Alfano will become a managing director, officer and member of New CCM. Mr. Allan Fulkerson will receive $300,000 in connection with the acquisition by New CCM of the right to be designated as the successor to Old CCM as the investment adviser to certain limited partnerships. He will also enter into the New CCM Employment and Consulting Agreement with New CCM for a term ending on December 31, 2010, as discussed in more detail in "Description of the Transaction" in Part I above. In addition, it is expected that, following the closing of the Transaction, Messrs. Allan and Davis Fulkerson, as the owners of Old CCM, will receive a distribution from Old CCM, which will include some or all of the purchase price of $400,000 paid to Old CCM pursuant to the Transaction.

By virtue of the interests in the Transaction discussed in the preceding paragraph, each of Messrs. Allan Fulkerson, Davis Fulkerson, Thorndike and Alfano may be deemed to have a substantial interest in shareholder approval of Proposal 1 and Proposal 2.

Ownership of Trust Shares by Trustees and Nominees. The following table sets forth information describing the dollar range of equity securities of the Funds beneficially owned by each Trustee as of November 20, 2003. The Non-Interested Nominees did not beneficially own any shares of either Fund as of November 20, 2003. The filing by the Trust of this Proxy Statement with the Securities and Exchange Commission shall not be construed as an admission that any of the individuals listed in the following table are beneficial owners of any shares of either Fund for purposes of Section 16(a) of the Exchange Act or otherwise.

                                                                          Aggregate Dollar Range of
                                                                          Equity Securities in all
                                  Dollar Range of      Dollar Range of      Registered Investment
                               Equity Securities in   Equity Securities     Companies Overseen by
                                 Century Small Cap    in Century Shares     Trustee in Family of
Trustee                            Select Fund*             Trust*          Investment Companies*
-------                        --------------------   -----------------   -------------------------
Non-Interested Trustees:
John E. Beard ...............         None             over $100,000           over $100,000
Ernest E. Monrad ............ $ 10,001-$50,000         over $100,000           over $100,000
Michael J. Poulos ...........         None             over $100,000           over $100,000
Jerry S. Rosenbloom .........     over $100,000        over $100,000           over $100,000
Interested Trustees:
Allan W. Fulkerson ..........     over $100,000        over $100,000           over $100,000
Davis R. Fulkerson .......... $50,001-$100,000         over $100,000           over $100,000
Alexander L. Thorndike ......     over $100,000        over $100,000           over $100,000

----------------
*    Securities are valued as of November 20, 2003.

To the knowledge of the Trust, as of November 20, 2003, the non-interested Trustees and the Non-Interested Nominees and their immediate family members did not own beneficially or of record securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation. Each non-interested Trustee receives a retainer of $3,000 per calendar quarter from the Trust for his services. In addition, each non-interested Trustee is also paid a fee of $3,000 for each in-person and telephone meeting of the Board of Trustees attended or participated in, as the case may be (this fee was increased from $2,500 to $3,000, effective November 20, 2003). The non-interested Trustees are not paid an additional fee from the Trust for attendance at and/or participation in meetings of the various committees of the Board. The non-interested Trustees are also reimbursed for meeting-related expenses. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. This compensation policy will also apply to the Non-Interested Nominees if elected by the shareholders.

Messrs. Allan Fulkerson, Davis Fulkerson, Thorndike and Alfano, because of their affiliations with Old CCM and/or New CCM, do not receive any compensation from the Trust (or any series thereof) for serving as Trustees and/or officers of the Trust. Under the terms of the SERP described in "Description of the Transaction" in Part I above, Mr. Allan Fulkerson and a former interested Trustee of the Trust (the "retired Trustee") (and their respective spouses) are entitled to certain retirement payments from the Trust, on behalf of its Century Shares Trust series, in connection with the cessation of their position as Trustees of the Trust as a result of retirement, death or disability. As further described above, the Current Adviser previously assumed the Trust's obligations to make any payments, on behalf of its Century Shares Trust series, under the SERP for the term of Century Shares Trust's Current Investment Advisory Agreement. In connection with the Transaction, the New Adviser similarly will assume the Trust's obligations to make any payments, on behalf of its Century Shares Trust series, under the SERP for the term of Century Shares Trust's New Investment Advisory Agreement. As discussed above, the New CCM Employment and Consulting Agreement will provide for the release by Mr. Allan Fulkerson, on January 1, 2005, of any future obligations for the payment of retirement benefits under the SERP. However, following the close of the Transaction, the retired Trustee will continue to be entitled to receive payments under the SERP, and New CCM will make such payments to him until the retired Trustee has received all requisite payments under the terms of the SERP or the termination of the New Investment Advisory Agreement with Century Shares Trust, whichever occurs first. (Century Small Cap Select Fund is not a party to the SERP and has no obligation to provide retirement or pension benefits to any current or former Trustee.)

Other than as set forth in the table below, no current Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof with respect to the fiscal year ended October 31, 2003.

                                                     Aggregate       Pension or
                                      Aggregate    Compensation      Retirement           Total
                                    Compensation   from Century   Benefits Accrued     Compensation
                                    from Century     Small Cap     as Part of Fund    from the Trust
Name of Person                      Shares Trust    Select Fund       Expenses       Paid to Trustees
--------------                      ------------   ------------   ----------------   ----------------
Non-Interested Trustees:
John Beard, Trustee ..............     $20,000        $2,000             --              $22,000
Ernest E. Monrad, Trustee ........     $20,000        $2,000             --              $22,000
Michael J. Poulos, Trustee .......     $20,000        $2,000             --              $22,000
Jerry S. Rosenbloom, Trustee .....     $20,000        $2,000             --              $22,000
                                       -------        ------                             -------
  Total ..........................     $80,000        $8,000             --              $88,000
                                       =======        ======                             =======

Board Committees and Meetings. The Board has established three standing committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, the Trust, the Funds, and shareholders of the Funds and to facilitate compliance with legal and regulatory requirements.

Audit Committee. The Audit Committee is composed of Messrs. Beard, Monrad (Chair), Poulos and Rosenbloom, each of whom is a non-interested Trustee of the Trust. The Committee reviews audit plans, fees and other material arrangements in respect of the engagement of auditors and recommends to the Trustees the selection of auditors. The Committee also reviews with the auditors the financial affairs of the Funds and the Trust and the audit procedures and results of the audit. The Committee reports to the Trustees on its activities.

Ethics and Oversight Committee. The Ethics and Oversight Committee is composed of Messrs. Beard, Monrad, Poulos and Rosenbloom (Chair), each of whom is a non-interested Trustee of the Trust. The Committee maintains and updates procedures for ensuring compliance by the Funds and the Trust and its personnel with ethical and regulatory requirements. The Committee also oversees the operation of such procedures and reports to the Trustees on its activities.

Nominating Committee. The Nominating Committee is composed of Messrs. Beard (Chair), Monrad, Poulos and Rosenbloom, each of whom is a non-interested Trustee of the Trust. The Committee selects and nominates other non-interested Trustees of the Trust in the event a position is vacated or created. The Committee also recommends Trustees to serve on committees and to chair such committees and reports to the Trustees on its activities. The Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The Committee maintains full discretion to reject nominees recommended by shareholders and there is no assurance that any such person so recommended and considered by the Committee will be nominated for election to the Board.

During the fiscal year ended October 31, 2003, the Board held four regular meetings and no special meetings, the Audit Committee and Ethics and Oversight Committee each held one regular meeting and no special meetings, and the Nominating

Committee held one regular meeting and one special meeting. Each Trustee that served during the fiscal year ended October 31, 2003 attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served.

Required Vote. The election of Trustees of the Trust will be by a plurality of the shares of the Funds present at the Meeting in person or by proxy. The shareholders of the Funds will vote together as a single class for the election of the three Nominees. If this Proposal is not approved, the current Trustees may consider other possible courses of action, in particular to assure compliance with the second condition of Section 15(f) of the 1940 Act. The effectiveness of all or part of this Proposal is not conditioned upon the completion of the Transaction or the approval by the shareholders of the New Investment Advisory Agreements. In addition, the closing of the Transaction is not conditioned upon the shareholders' election of any of the Nominees.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL 2.

                                OTHER INFORMATION

Principal Underwriter and Sub-Administrator. Forum Fund Services, LLC ("FFS"), Two Portland Square, Portland, Maine 04101, serves as the distributor (also known as principal underwriter) and sub-administrator for the Funds pursuant to a distribution and sub-administration agreement with the Trust and Old CCM. Upon the closing of the Transaction, the effective distribution and subadministration agreement among the Trust, FFS and Old CCM will terminate and the Trust and New CCM intend to enter into a new distribution and subadministration agreement with FFS. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers.

Brokerage Practices. New CCM will have the same obligations under the New Investment Advisory Agreements with respect to Fund brokerage as Old CCM has under the Current Investment Advisory Agreements. Accordingly, New CCM's brokerage policies and practices with respect to portfolio transactions of the Funds are expected to be substantially identical to those of Old CCM.

New CCM will select broker or dealers to execute investment transactions of the Fund based on many factors, including the size and type of the transaction, the reputation, experience, and quality of services (including research services) rendered by the broker or dealer in other transactions, and the reasonableness of the commission, if any. Execution at the most favorable prices and in the most effective manner possible will be the primary considerations. To minimize brokerage charges, New CCM will seek to execute portfolio transactions with a primary market maker in over-the-counter transactions, except in those circumstances where better prices and execution are available elsewhere. Purchases from market makers or other dealers will include the spread between the bid and the asked price.

As permitted by Section 28(e) of the Exchange Act, in selecting brokers or dealers to execute a particular transaction for the Funds, New CCM may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such brokers or dealers to the Funds or other accounts over which New CCM or any affiliate of New CCM exercises investment discretion. New CCM will be authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if New CCM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer.

Investment decisions for the Funds will be made independently from those for other clients of New CCM and suitability will be a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for the Funds and for one or more other client accounts, including other collective investment vehicles and accounts in which New CCM or its affiliates may have interests. In such cases, purchase or sale orders may be aggregated if New CCM determines that will facilitate New CCM in achieving best execution for its clients, including the Funds. New CCM will adopt allocation procedures designed to allocate securities and prices fairly and equitably between the Funds and New CCM's various other accounts.

During the fiscal year ended October 31, 2003, neither Fund paid any brokerage commissions to a broker affiliated with the Trust, Old CCM or FFS.

Independent Auditors. Deloitte & Touche LLP ("D&T"), 200 Berkeley Street, Boston, Massachusetts 02116, has been selected by the Board as independent auditors of the Trust for the current fiscal year ending October 31, 2004. The Audit Committee of the Trust unanimously recommended the selection of D&T, and the Board unanimously approved such selection, at meetings held on November 11, 2003.

A representative of D&T, if requested by any shareholder of the Trust, will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if he or she chooses to do so.

The following table sets forth the aggregate fees billed for professional services rendered by D&T to each Fund for the fiscal year ended October 31, 2003.

                                                 Financial Information
                                                  Systems Design and
                                 Audit Fees       Implementation Fees     All Other Fees
                                 ----------      ---------------------    --------------
Century Shares Trust .........   $26,500                  $0                 $9,800*
Century Small Cap
  Select Fund ................   $17,500                  $0                 $9,800*
Century Capital
  Management, Inc. ...........   N/A                      $0                 $5,000**

----------------
 * Amount includes aggregate fees billed for services rendered by D&T (other than the services included in the fees, if any, disclosed under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the most recent fiscal year to the Fund.

** Amount includes aggregate fees billed for services rendered by D&T (other than the services included in the fees, if any, disclosed under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the most recent fiscal year to the Current Adviser and to any other entity controlling, controlled by or under common control with the Current Adviser that provides services to either Fund.

In approving the selection of D&T for the Trust, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Trust's auditors, whether the non-audit services covered in the table above under "All Other Fees" performed by D&T for the Trust, the Current Adviser, and for certain related parties are compatible with maintaining the independence of D&T as the Trust's principal accountants. The Audit Committee then concluded that the non-audit services provided to the Trust by D&T are compatible with maintaining the independence of D&T as the Trust's principal accountants, based, in part, on D&T's representations to the Committee with respect to its independence.

Quorum, Adjournments and Methods of Tabulation. Shareholders of each Fund will vote separately on Proposal 1 (approval of a new investment advisory agreement for each Fund). Shareholders of both Funds will vote together as a single class on Proposal 2 (election of Trustees). The holders of 30% of the shares of a Fund outstanding as of the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers (the "Tellers") will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, abstentions and broker non-votes have the effect of a vote against Proposal 1. Abstentions and broker non-votes will have no effect on the voting on Proposal 2, except to help establish a quorum.

In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of a Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to that Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Current Adviser and/or the New Adviser.

Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another Proposal.

Voting. Shares represented by proxies that are properly executed and that are received by the Trust prior to the Meeting will be voted in accordance with the instructions given on such proxies. If a proxy card received by the Trust does not contain a specification with respect to a particular matter, shares will be voted FOR approval of the new investment advisory agreement for the Fund of which you are a shareholder (Proposal 1) and FOR the election of each of the Nominees (Proposal 2).

A shareholder may revoke his or her proxy at any time prior to its exercise by
(i) sending a signed, written revocation to the Secretary of the Trust at 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, which is received by the Trust prior to the Meeting, (ii) properly executing and delivering a subsequent proxy, which is received by the Trust prior to the Meeting, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Electronic Voting and Telephone Voting. You may give your voting instructions to the Trust via the Internet or by touchtone telephone by following the instructions enclosed with the proxy card. To vote by Internet, shareholders can access the website listed on the proxy card and follow the instructions on the website. To vote by touchtone telephone, shareholders can call the toll-free number listed on the proxy card and follow the recorded instructions. To vote by Internet or by telephone, shareholders will need the "control number" that appears on the proxy card.

In certain instances, the Proxy Solicitor may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made by the Proxy Solicitor as to how a shareholder should vote on the proposals other than to refer to the recommendations of the Board. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. The Proxy Solicitor will record your instructions and transmit them to the official tabulator.

Voting by Mail, Facsimile or In Person. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the Proxy Statement by following the instructions enclosed with the proxy card. If you are voting by mail, you can return the proxy card in the postage prepaid envelope included with this Proxy Statement and the proxy card. Alternatively, you can attend the Meeting in person.

Ownership of Fund Shares.

5% Owners. Those persons who are known to the Trust to be record or beneficial owners of more than 5% of the shares of a class of a Fund as of November 20, 2003 are set forth in the table below:

                                                                                                      Percentage
                                                        Name and Address               Amount of      Ownership
Name of Fund                                                of Owner                 Shares Owned      of Class
------------                                  ----------------------------------     ------------     ----------
Century Shares Trust ......................   Cudd & Co.                                 534,925         5.57%
                                              c/o Chase Manhattan Bank NA
                                              Attn: Mutual Funds
                                              P.O. Box 227337
                                              Dallas, TX 75222-7337*

                                              National Financial Services Corp.        1,343,033        13.97%
                                              For the Exclusive Benefit of Our
                                              Customers
                                              One World Financial Center
                                              200 Liberty Street
                                              New York, NY 10281-1003**

                                              Charles Schwab & Co. Inc.                  625,227         6.51%
                                              Reinvest Account
                                              Mutual Fund Operations
                                              9601 E. Panorama Circle
                                              Mail Stop DEN 2 02 052
                                              Englewood, CO 80112-3441**
-------------------------------------------------------------------------------------------------------------------
Century Small Cap Select Fund
-------------------------------------------------------------------------------------------------------------------
Investor Class ............................   Charles Schwab & Co. Inc.                1,540,892        39.08%
                                              Reinvest Account
                                              Mutual Fund Operations
                                              9601 E. Panorama Circle
                                              Mail Stop DEN 2 02 052,
                                              Englewood, CO 80112-3441**

                                                                                        Percentage
                                          Name and Address               Amount of      Ownership
Name of Fund                                  of Owner                 Shares Owned      of Class
------------                    ----------------------------------     ------------     ----------
                                National Financial Services Corp.       1,093,910          27.74%
                                For the Exclusive Benefit of Our
                                Customers
                                One World Financial Center
                                200 Liberty Street, 5th Floor
                                New York, NY 10281-5500**

                                Pershing LLC                              371,434           9.42%
                                Mutual Funds
                                P.O. Box 2052
                                Jersey City, NJ 07303-2052**

                                National Investor Services                311,309           7.90%
                                FBO 097-50000-19
                                55 Water Street, 32nd Floor
                                New York, NY 10041**
-------------------------------------------------------------------------------------------------------------------
Institutional Class .........   Wentworth Institute of Technology         172,657           8.39%
                                550 Huntington Avenue
                                Boston, MA 02115*

                                Firstar Trust Company                     155,591           7.56%
                                FBO City of Milwaukee Deferred
                                Compensation Plan
                                c/o IPO Portfolio Accounting
                                P.O. Box 182029
                                Columbus, OH 43218-2029*

                                National Investor Services                475,200          23.09%
                                FBO 097-50000-19
                                55 Water Street, 32nd Floor
                                New York, NY 10041**

                                Charles Schwab & Co. Inc.                 433,898          21.08%
                                Reinvest Account
                                Mutual Fund Operations
                                9601 E. Panorama Circle
                                Mail Stop DEN 2 02 052,
                                Englewood, CO 80112-3441**

                                National Financial Services Corp.         280,419          13.62%
                                Attn: Mutual Funds Dept.
                                One World Financial Center
                                200 Liberty Street, 5th Floor
                                New York, NY 10281**
-------------------------------------------------------------------------------------------------------------------

  * Believed to be beneficial owners.
 ** Believed to be record owners.

Beneficial Ownership by Trustees, Nominees and Officers of the Trust. As of November 20, 2003, the Trustees, Non-Interested Nominees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of Century Shares Trust and less than 1% of the outstanding shares of the Investor Class of Century Small Cap Select Fund. As of November 20, 2003, each of the Trustees, Non-Interested Nominees and officers of the Trust, individually, beneficially owned less than 1% of the outstanding shares of the Institutional Class of Century Small Cap Select Fund, except for Mr. Thorndike, who beneficially owned approximately 2.26% of the outstanding shares of the Institutional Class of Century Small Cap Select Fund. As of November 20, 2003, the Trustees, Non-Interested Nominees and officers of the Trust, as a group, beneficially owned approximately 2.76% of the outstanding shares of the Institutional Class of Century Small Cap Select Fund.

Other Business. As of the date of this Proxy Statement, the Trust's officers and the Current Adviser know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment(s) thereof, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Shareholder Proposals at Future Meetings. The Funds do no hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Fund must be received by the Trust in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Reports to Shareholders. Each Fund's annual report for the fiscal year ended October 31, 2002 and each Fund's semi-annual report for the subsequent semi-annual period ended April 30, 2003 were previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its annual report for the fiscal year ended October 31, 2002 and semi-annual report for the period ended April 30, 2003, to any shareholder requesting such reports. Requests for the annual and semi-annual reports may be made by writing to the Trust at c/o Century Capital Management, Inc., 100 Federal Street, 29th Floor, Boston, Massachusetts 02110, by calling 1-800-321-1928, or by sending an e-mail to "email@centuryfunds.com." Each Fund's annual report for the fiscal year ended October 31, 2003 will be mailed to shareholders on or about December 30, 2003.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

December 12, 2003

                                                                       Exhibit A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of this day ___________ of _____, 2004, by and between Century Capital Management Trust, a Massachusetts business trust that may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Century Shares Trust, a series of the Trust (the "Fund"), and Century Capital Management, LLC, a Delaware limited liability company (the "Adviser").

                               W I T N E S S E T H

     WHEREAS, the Trust is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, including with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust has established the Fund as a series of the Trust; and

     WHEREAS, the Adviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the Fund;

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Appointment of Adviser. The Fund hereby appoints the Adviser to act as investment adviser of the Fund for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the investment advisory services herein set forth, for the compensation herein provided.

     2.   Duties of Adviser.

          (a) The Adviser, at its expense, will furnish continuously an investment program for the Fund, will determine, subject to the overall supervision of the Trustees of the Fund, what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested, and shall, on behalf of the Fund, make changes in the investments of the Fund. The Adviser, and any affiliate thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as the services rendered to the Fund hereunder are not impaired. The Adviser or an affiliate may enter into a separate agreement with the Fund, pursuant to which it may agree to manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto, subject always to the provisions of the Trust's Declaration of Trust and of the 1940 Act.

          (b) The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with issuers, brokers or dealers selected by the Adviser. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek, on behalf of the Fund, the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the financial condition and execution capabilities of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Fund or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion.

     3.   Compensation of Adviser.

          (a) As full compensation for the services furnished by the Adviser under this Agreement, the Fund agrees to pay to the Adviser a fee at the annual rate of (i) 0.80% of the Fund's average daily net asset value up to an aggregate asset level of $500 million and (ii) 0.70% of the Fund's average daily net asset value in excess of $500 million. Such fee shall be accrued daily and payable monthly. For purposes of calculating such fee, such net asset value shall be determined by taking the average of all determinations of net asset value made in the manner provided in the Fund's current prospectus and Statement of Additional Information.

          (b) For any period less than a full month during which this Agreement is in effect the compensation payable to the Adviser hereunder shall be prorated according to the proportion which such period bears to a full month.

     4. Limitation of Liability of Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale, or retention of any security on the recommendation of the Adviser; provided, however, that nothing herein contained shall be construed to protect the Adviser against any liability to the Fund by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

     5.   Term and Termination.

          (a) This Agreement shall become effective on the date first written above. Unless terminated as herein provided, this Agreement shall remain in full force and effect as to the Fund for two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each continuance is approved (i) by either the Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event,
     (ii) by vote of a majority of the Trustees of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party.

          (b) This Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Adviser, on sixty days' written notice to the other party.

          (c) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                            CENTURY CAPITAL MANAGEMENT TRUST, on behalf of its CENTURY SHARES TRUST series


                            By: -----------------------------------------------
                                Name:
                                Title:


                            CENTURY CAPITAL MANAGEMENT, LLC


                            By: -----------------------------------------------
                                Name:
                                Title:

                                     Notice

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed with respect to the Fund by officers of the Trust as officers and not individually and that the obligations of this Agreement are not binding upon the Trustees, officers or holders of shares individually but are binding only upon the assets and property of the Fund.

                                                                       Exhibit B

                         FORM OF INVESTMENT ADVISORY AND
                          MANAGEMENT SERVICES AGREEMENT

     AGREEMENT made as of this ________ day of __________, 2004 by and between Century Capital Management Trust, a Massachusetts business trust that may issue one or more series of shares of beneficial interest (the "Trust"), on behalf of Century Small Cap Select Fund, a series of the Trust (the "Fund"), and Century Capital Management, LLC, a Delaware limited liability company (the "Adviser").

                                    RECITALS

     WHEREAS, the Trustees of the Trust (the "Trustees") desire to employ an investment adviser and management services provider for the Fund, and the Adviser desires to be so employed;

     NOW THEREFORE, the parties hereto intending to be legally bound hereby agree as follows:

     1.   Services Undertaken By Adviser.

          (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser to the Fund and shall, subject to the supervision of the Trustees, invest and reinvest the Fund's property and otherwise direct the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations as provided in the Trust's registration statement filed on Form N-1A or other governing instruments, as amended or supplemented from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and the Adviser shall pay the salaries and fees of all officers (if any) of the Fund who are simultaneously employees of the Adviser, of all Trustees who are simultaneously employees of the Adviser and of all personnel of the Fund (if any) or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund to buy, sell, exchange, convert, lend and otherwise trade in any stocks, bonds, convertible instruments, and other securities, assets and investment instruments on behalf of the Fund, or to hold assets uninvested in cash. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trustees.

          (b) Management Services. The Adviser shall perform (or arrange for the performance of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, pricing agents, transfer agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; and (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund's shares under applicable federal and state securities laws.

          (c) Other Services and Undertakings. The Adviser shall furnish such reports, evaluations, information or analyses to the Fund as the Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trustees as to policies regarding the Fund and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or desirable.

          (d) Brokerage. The Adviser shall place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters, agents, issuers or others as the Adviser may select, which may (subject to applicable requirements of the 1940Act) include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute Fund transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees may periodically review the commissions paid by the

     Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

     2. Interested Persons; Status. It is understood that Trustees, officers, employees and shareholders of the Fund are or may become interested in the Adviser as directors, officers, employees, managers, members or otherwise, and that directors, officers, employees, managers or members of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise. In acting hereunder, the Adviser shall be an independent contractor. The Adviser shall not be an agent of the Trust.

     3.   Compensation.

          (a) For the services to be performed hereunder, the Adviser shall receive an investment advisory fee (the "Investment Advisory Fee") at an annual rate of 0.95% of the net asset value of the Fund. The Investment Advisory Fee shall be paid to the Adviser in arrears as soon as practicable following the last business day of each calendar month. The initial fee payment under this Agreement shall be made as soon as practicable following the last business day of the calendar month in which falls the effective date of this Agreement and shall be prorated as set forth below.

          (b) The fee to the Adviser shall be prorated for the portion of any calendar month in which this Agreement is in effect that is not a complete month according to the proportion that the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month. The final payment hereunder shall be payable within ten (10) days after the date of termination. The Adviser in its sole discretion shall retain the right at any time to forego and waive any monthly fee or part thereof.

     4.   Fund Expenses.

          (a) General Expenses. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser under Section 1 above, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are employees of the Adviser; (iv) legal and audit expenses; (v) custodian, accounting services and registrar fees and expenses; (vi) fees, expenses and costs related to transfer agent and shareholder services functions, whether performed by the Fund, the Adviser, related persons or independent parties; (vii) fees and expenses related to the registration and qualification of the Trust and the Fund's shares for distribution under state and federal securities laws; (viii) expenses of printing and mailing reports and notices and proxy material (if any) to shareholders of the Fund; (ix) all other expenses incidental to holding meetings of, or soliciting consents from, the Fund's shareholders (if and whenever required), including proxy solicitations therefor; (x) all expenses of bond, liability, fidelity and other insurance coverage required by law or deemed advisable by the Trustees; (xi) any fees, dues, or expenses related to the Fund's membership in any industry association or other investment organization; (xii) expenses of preparing, printing and mailing Prospectuses and Statements of Additional Information and supplements thereto; (xiii) expenses incurred pursuant to the Fund's Distribution and Service Plan; and (xiv) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund's officers and the Trustees with respect thereto. The Fund shall reimburse the Adviser, on demand, for any of such expenses that are borne by it, the amount of which shall not constitute any part of, and shall be paid in addition to, the Investment Advisory Fee.

          (b) Transfer Agent and Shareholder Services Functions. Personnel of the Adviser may assist the Fund in performing transfer agent and shareholder Services functions with respect to shares of the Fund. In this event, such personnel would remain employees of the Adviser, and the Fund would reimburse the Adviser, on demand, for an amount of salary, payroll tax and personnel benefit payments made by the Adviser proportionate to the level of transfer agent and shareholder services functions performed by such personnel. The amount of such reimbursement shall not constitute any part of, and shall be paid in addition to, the Investment Advisory Fee.

          (c) Financial, Accounting, Administrative and Clerical Services. Personnel of the Adviser may assist the Fund in performing financial, accounting, administrative and clerical services. In this event, such personnel would remain employees of the Adviser, and the Fund would reimburse the Adviser, on demand, for an amount of salary, payroll tax and personnel benefit payments made by the Adviser proportionate to the level of such services performed by such personnel. The amount of such reimbursement shall not constitute any part of, and shall be paid in addition to, the Investment Advisory Fee.

     5. Non-Exclusivity. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities; provided, however, that such other services and activities do not interfere, in a material manner, with the Adviser's ability to meet all of its obligations hereunder.

     6. Permitted Uses. The Trust acknowledges that the word "Century" as used in the name of the Trust and the Fund is a property right the use of which is licensed to the Adviser by a third party. The Adviser hereby grants to the Trust and the Fund the right to use the word "Century" in their corporate names. The Trust agrees that, at the written request of the Adviser, the Trust will take or cause to be taken all action necessary to change its and the Fund's respective corporate names to eliminate the word "Century".

     7.   Term.

          (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 7, this Agreement shall continue in force through the date that is two years after the date of this Agreement and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund.

          (b) This Agreement may be modified by mutual consent, subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission"), or any rules or regulations adopted by, or interpretative releases of, the Commission.

          (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 7, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (d) Either party hereto may at any time on sixty (60) days' prior written notice to the other, terminate this Agreement without payment of any penalty by action of the Trustees or vote of a majority of the outstanding voting securities of the Fund (in the case of the Fund) or by action of the Board of Directors of the Adviser (in the case of the Adviser). This Agreement shall terminate automatically in the event of its assignment.

     8. Limitation of Liability of Trustees and Shareholders. A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund. The Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund, from any other series of the Trust or from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any series under the Agreement and Declaration of Trust or other organizational document are separate and distinct from those of any and all other series.

     9. Limitation of Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or to any other person for any act or omission or any mistake in judgment in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

     10. Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act and rules thereunder, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

     11.  Miscellaneous.

          (a) This Agreement represents the entire understanding and agreement between the parties and shall not be modified or amended except by an instrument in writing signed by the parties.

          (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


                            CENTURY CAPITAL MANAGEMENT TRUST, on behalf of its CENTURY SMALL CAP SELECT FUND series


                            By: -----------------------------------------------
                                Name:
                                Title:


                            CENTURY CAPITAL MANAGEMENT, LLC


                            By: -----------------------------------------------
                                Name:
                                Title:

                                      NOTES

                                      NOTES

                                      NOTES


                                                                          __________________________________________________________

            PROXY TABULATOR                                                                  FOR YOUR CONVENIENCE
       P.O. BOX 9132 HINGHAM, MA                                                  YOU MAY VOTE 24 HOURS A DAY BY TELEPHONE,
              02043-9132                                                                       INTERNET OR FAX

                                                                                       PLEASE BE SURE TO SIGN YOUR CARD
                                                                             TELEPHONE           INTERNET               FAX
                                                                          1-800-690-6903     www.proxyweb.com     1-877-226-7171

                                                                          TO SPEAK WITH A REPRESENTATIVE, PLEASE CALL 1-800-714-3312
                                                                          __________________________________________________________

*** CONTROL NUMBER: 999 999 999 99 ***

CENTURY CAPITAL MANAGEMENT TRUST                                                        PROXY IN CONNECTION WITH THE SPECIAL MEETING
FUND NAME PRINTS HERE                                                                 OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2004
                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his or her or its shares and appoints Allan W. Fulkerson, Alexander L.
Thorndike and Steven Alfano, and each of them, proxies of the undersigned with full power of substitution to vote all shares of
Century Capital Management Trust (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at the office of Century Capital Management, Inc., 100 Federal Street, 29th Floor, Boston, Massachusetts 02110,
on January 29, 2004 at 11:00 a.m., Eastern Standard Time, including any adjournment(s) thereof, upon such business as may properly be brought before the Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED, AND WILL
BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS EACH PROPOSAL INCLUDED IN THE PROXY
STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1 and "FOR" THE NOMINEES LISTED IN PROPOSAL
2.

                                                                                   PLEASE VOTE, DATE, SIGN AND RETURN THE SIGNED
                                                                                        PROXY CARD PROMPTLY IN THE ENCLOSED
                                                                                        ENVELOPE IF YOU ARE VOTING BY MAIL.

                                                                                            Date: _____________________

                                                                                ____________________________________________________


                                                                                ____________________________________________________
                                                                                Signature                          (Sign in the Box)

                                                                                NOTE: Please sign exactly as your name(s) appear(s)
                                                                                on the proxy. If signing for estates, trusts or
                                                                                corporations, title or capacity should be stated. If
                                                                                shares are held jointly, each holder should sign.

                                                                                                                             CCM MBD

                                        Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                                        PLEASE DO NOT USE FINE POINT PENS.

1.   Proposal to Approve the New Investment Advisory Agreements:                                       FOR    AGAINST    ABSTAIN

     A.   Approval of the Century Shares Trust Investment Advisory Agreement (for Century Shares       [_]      [_]        [_]   1A.
          Trust shareholders only)

     B.   Approval of the Century Small Cap Select Fund Investment Advisory Agreement (for Century     [_]      [_]        [_]   1B.
          Small Cap Select Fund shareholders only)

2.   Proposal to Approve the Election of Nominees for Trustees:                                        FOR    WITHHOLD   FOR ALL
                                                                                                       ALL      ALL      EXCEPT*
     (01) Davis R. Fulkerson (Nominee for Interested Trustee)                                          [_]      [_]        [_]    2.

     (02) Jerrold Mitchell (Nominee for Non-Interested Trustee)

     (03) David D. Tripple (Nominee for Non-Interested Trustee)

     *INSTRUCTION: To withhold authority to vote for any individual Nominee(s), mark the box "FOR
     ALL EXCEPT" and write the nominee(s) number(s) on the line provided below.

_________________________________________________________________________________________________

3.   To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment(s) thereof, in the discretion of the proxy holder(s).

                               Please refer to the Proxy Statement for a discussion of the Proposals.

                                                        PLEASE SIGN AND DATE.

                                                                                                                             CCM MBD

                            King Mutual Fund Services
                                Telephone Script


                                  CENTURY FUNDS

Introduction
------------

Hello, Mr./Ms. (Shareholder). I am calling with regard to your investment in the Century Funds. My name is ________________ and I'm a proxy representative with D.F. King & Co. calling at the request of the Century Funds. We're currently contacting shareholders of the Century Funds to assist in getting the necessary proxy votes for the shareholder meeting scheduled for January 29, 2004. Did you receive the proxy materials from your fund?

          If not, then help the shareholder obtain the material he requires. If a Non Objecting Beneficial Owner, give them the 800# and have them call back when they receive the proxy materials. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

Are you familiar with the proposals?  Do you have any questions?

          Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board has recommended that he/she vote in favor of the proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy cards you received, and returning them in the envelope provided. If you prefer, you can also vote by facsimile, internet or touch-tone telephone by following the instructions on your proxy voting cards. Otherwise, if you'd like, I can record your vote over the telephone right now. Okay?

          Allow the person to give you a response. If the person says he/she has already sent in the proxy card, do not ask how he/she voted.

Here is how we will proceed. I will record this phone call. I will ask you for your name, your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials. Then I will take your vote. Within 72 hours, you will be mailed a letter confirming your vote, which will tell you how to make any changes you wish. Are you ready?

Begin the Vote

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of the Century Funds. Today's date is __________ and the time is __________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of these Century Fund shares?

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?

Actual Voting

Your Board is asking you to consider proposals which they have considered carefully. They recommend that you vote in favor each proposal. Would you like to vote in favor of each proposal as recommended by your Board?

          If you are required to read the proposal individually, end each proposal by saying, "Your Board recommends that you vote in favor. How would you like to vote?" For most proposals, the valid responses are

                          F = For proposal.
                          A = Against proposal.
                          B = Abstain.

          For Director voting, the only valid responses are:

                          F = For at least one or more of the nominees. W = Withhold authority for all nominees.

Closing

I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it on to the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                                  CENTURY FUNDS

--------------------------------------------------------------------------------
                            Answering Machine Message
--------------------------------------------------------------------------------

Hello, this message is being left on behalf of your investment in the Century Funds. You should have recently received proxy materials in the mail concerning the Special Shareholder Meeting to be held on January 29, 2004.

After reviewing the mailing information and at your earliest convenience, please sign, date, and return the proxy card in the postage paid envelope provided. If you prefer, you can also vote by facsimile, Internet or touch-tone telephone by following the instructions included on the proxy card.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call our proxy solicitor D.F. King & Co., Inc. at 1-800-714-3312.

Thank you for your consideration.